Exhibit 99.1

Healthwell Acquisition Corp. I Announces New Meeting Date for the Special Meeting of Stockholders to Approve Proposed Business Combination with Starton Therapeutics, Inc. and Related Transactions

PARAMUS, N.J. & WINNETKA, IL, October 17, 2023 Healthwell Acquisition Corp. I (“Healthwell,” “HWEL” or the “Company”) (NASDAQ: HWEL) announced today that it has postponed the date of the special meeting of the Company’s stockholders (the “Meeting”) to approve its proposed business combination with Starton Therapeutics, Inc. (“Starton”) and related transactions from the originally scheduled date of October 19, 2023. The new Meeting time and date will be 10:00 a.m. Eastern Time on October 25, 2023 and will be held virtually. At the Meeting, the stockholders will vote on the proposals set forth in Healthwell’s proxy statement/prospectus dated October 2, 2023 and filed with the Securities and Exchange Commission to approve the business combination with Starton and related proposals described therein (collectively, the “Proposals”).

The record date for the Meeting remains the close of business on September 14, 2023 Stockholders who have previously submitted their proxy or otherwise voted and who do not want to change their vote need not take any action. Stockholders as of the Record Date can vote, even if they have subsequently sold their shares.

The HWEL board of directors and management respectfully request all HWEL stockholders as of the Record Date to please vote and send their proxies as soon as possible.

No changes have been made in the Proposals to be voted on by stockholders at the adjourned portion of the Meeting.

HWEL STRONGLY ADVISES ALL ITS STOCKHOLDERS TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER PROXY MATERIALS RELATING TO THE MEETING BECAUSE THEY CONTAIN IMPORTANT INFORMATION. SUCH MATERIALS ARE AVAILABLE AT NO CHARGE ON THE SEC WEBSITE AT www.sec.gov. In addition, copies of the proxy statement and other documents may be obtained free of charge by directing a written request to:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Individuals call toll-free (800) 662-5200

Banks and brokers call (203) 658-9400

E-mail: HWEL.info@investor.morrowsodali.com

Voting Instructions

All HWEL stockholders as of the Record Date can vote, even if they have subsequently sold their shares, and HWEL encourages its stockholders to do so before 11:59 p.m. Eastern Time on October 24, 2023. Stockholders are reminded that their votes are extremely important and are urged to complete, sign, date and mail their proxy card at their earliest convenience. Stockholders may also vote by telephone or via the Internet by following the instructions printed on the proxy card.

Redemption Rights

HWEL stockholders electing to exercise their redemption rights are advised to review and comply with the provisions with respect thereto in the proxy statement/prospectus.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD COMMON STOCK THROUGH UNITS, ELECT TO SEPARATE YOUR HWEL UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, AND (3) DELIVER YOUR SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT/PROSPECTUS. IF THE BUSINESS COMBINATION IS NOT CONSUMMATED, THEN THESE SHARES WILL NOT BE REDEEMED FOR CASH. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS. SEE THE SECTION OF THE PROXY STATEMENT/PROSPECTUS TITLED “SPECIAL MEETING OF THE STOCKHOLDERS — REDEMPTION RIGHTS” FOR MORE SPECIFIC INSTRUCTIONS.

About Starton Therapeutics, Inc.

A clinical-stage biotechnology platform company focused on transforming standard of care therapies with proprietary continuous delivery technology, so people with cancer can receive continuous treatment to live better, longer. Starton’s proprietary transdermal technology is intended to increase efficacy of approved drugs, to make them more tolerable and expand their potential use. To learn more, visit www.startontx.com.

About Healthwell

Healthwell is a blank check company, also commonly referred to as a special purpose acquisition company, or SPAC, formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities.

Additional Information and Where to Find It

In connection with the transactions contemplated by the business combination agreement, dated April 27, 2023 (as amended on May 15, 2023, August 10, 2023 and September 17, 2023, and as may be further amended or supplemented from time to time, the “Business Combination Agreement,” and all of the transactions contemplated thereunder, the “Transaction”), by and among Starton, Healthwell, HWEL Holdings Corp., a Delaware corporation and wholly-owned subsidiary of Healthwell (“Pubco”), and other parties thereto, Pubco filed a registration statement on Form S-4 with the U.S. Securities and Exchange Commission (the “SEC”) on May 15, 2023 (as may be amended or supplemented from time to time, the “Registration Statement”), which includes a proxy statement and a prospectus in connection with the Transaction. The Registration Statement was declared effective on September 29, 2023 and the final prospectus (the “Prospectus”) was filed by Pubco on October 2, 2023. STOCKHOLDERS OF HEALTHWELL ARE ADVISED TO READ THE THE DEFINITIVE PROXY STATEMENT, THE PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION, AND ANY AMENDMENTS THERETO, AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. THIS DOCUMENT WILL NOT CONTAIN ALL THE INFORMATION THAT SHOULD BE CONSIDERED CONCERNING THE TRANSACTION. IT IS ALSO NOT INTENDED TO FORM THE BASIS OF ANY INVESTMENT DECISION OR ANY OTHER DECISION IN RESPECT OF THE TRANSACTION. The definitive proxy statement and other relevant documents were mailed on or about October 2, 2023 to the stockholders of Healthwell as of September 14, 2023, the record date established for voting on the Transaction. Stockholders and other interested persons will also be able to obtain copies of the definitive proxy statement, the Prospectus and other documents filed the SEC that will be incorporated by reference therein, without charge, at the SEC’s website at www.sec.gov. Healthwell’s stockholders will also be able to obtain a copy of such documents, without charge, by directing a request to: Healthwell Acquisition Corp. I, 1001 Green Bay Rd, #227 Winnetka, IL 60093; e-mail: healthwell.management@healthwellspac.com.

Forward-Looking Statements

This communication contains forward-looking statements for purposes of the “safe harbor” provisions under the United States Private Securities Litigation Reform Act of 1995. Any statements other than statements of historical fact contained herein are forward-looking statements. Such forward-looking statements include, but are not limited to, expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding Starton and the Transaction and the future held by the respective management teams of Healthwell or Starton, the anticipated benefits and the anticipated timing of the Transaction, future financial condition and performance of Starton and expected financial impacts of the Transaction (including future revenue, pro forma enterprise value and cash balance), the satisfaction of closing conditions to the Transaction, financing transactions, if any, related to the Transaction, the level of redemptions of Healthwell’s public stockholders and the products and markets and expected future performance and market opportunities of Starton. These forward-looking statements generally are identified by the words “anticipate,” “believe,” “could,” “expect,” “estimate,” “future,” “intend,” “may,” “might,” “strategy,” “opportunity,” “plan,” “project,” “possible,” “potential,” “project,” “predict,” “scales,” “representative of,” “valuation,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including, without limitation: (i) the risk that the Transaction may not be completed in a timely manner or at all, which may adversely affect the price of Healthwell’s securities; (ii) the risk that the Transaction may not be completed by Healthwell’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Healthwell; (iii) the failure to satisfy the conditions to the consummation of the Transaction, including, among others, the condition that Healthwell has cash or cash equivalents of at least $10 million, and the requirement that the Business Combination Agreement and the transactions contemplated thereby be approved by the stockholders of each of Healthwell and Starton; (iv) the failure to obtain any applicable regulatory approvals required to consummate the Transaction; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; (vi) the effect of the announcement or pendency of the Transaction on Starton’s business relationships, operating results, and business generally; (vii) risks that the Transaction disrupts current plans and operations of Starton; (viii) the risk that Pubco may not be able to raise funds in a PIPE financing or may not be able to raise as much as anticipated; (ix) the outcome of any legal proceedings that may be instituted against Starton or Healthwell related to the Business Combination Agreement or the Transaction; (x) the ability to maintain the listing of Healthwell’s securities on a national securities exchange or failure of Pubco to meet initial listing standards in connection with the consummation of the Transaction; (xi) uncertainty regarding outcomes of Starton’s ongoing clinical trials, particularly as they relate to regulatory review and potential approval for its product candidates; (xii) risks associated with Starton’s efforts to commercialize a product candidate; (xiii) Starton’s ability to negotiate and enter into definitive agreements for supply, sales, marketing, and/or distribution on favorable terms, if at all; (xiv) the impact of competing product candidates on Starton’s business; (xv) intellectual property-related claims; and (xvi) Starton’s ability to attract and retain qualified personnel; and (xvii) Starton’s ability to continue to source the raw materials for its product candidates.

The foregoing list of factors is not exhaustive. You should carefully consider such factors and the other risks and uncertainties described and to be described in the “Risk Factors” section of Healthwell’s initial public offering (the “IPO”) prospectus filed with the SEC on August 4, 2021, Healthwell’s Annual Report on Form 10-K filed for the year ended December 31, 2022 filed with the SEC on March 3, 2023 and subsequent periodic reports filed by Healthwell with the SEC, the Prospectus and other documents filed or to be filed by Healthwell and Pubco from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. You are cautioned not to put undue reliance on forward-looking statements, and neither Starton, Healthwell nor Pubco assume any obligation to, nor intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. Neither Starton, Healthwell nor Pubco gives any assurance that either Starton or Healthwell, or the combined company, will achieve its expectations.

Information Sources; No Representations

The information herein does not purport to be all-inclusive. The information herein is derived from various internal and external sources, with all information relating to the business, past performance, results of operations and financial condition of Healthwell derived entirely from Healthwell and all information relating to the business, past performance, results of operations and financial condition of Starton derived entirely from Starton. No representation is made as to the reasonableness of the assumptions made with respect to the information therein, or to the accuracy or completeness of any projections or modeling or any other information contained therein. Any data on past performance or modeling contained therein is not an indication as to future performance.

No representations or warranties, express or implied, are given in respect of the communication. To the fullest extent permitted by law in no circumstances will Healthwell, Starton or Pubco, or any of their respective subsidiaries, affiliates, stockholders, representatives, partners, directors, officers, employees, advisors or agents, be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this communication (including without limitation any projections or models), any omissions, reliance on information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith, which information relating in any way to the operations of Starton has been derived, directly or indirectly, exclusively from Starton and has not been independently verified by Healthwell. Neither the independent auditors of Healthwell nor the independent auditors of or Starton audited, reviewed, compiled or performed any procedures with respect to any projections or models for the purpose of their inclusion in the communication and, accordingly, neither of them expressed any opinion or provided any other form of assurances with respect thereto for the purposes of the communication.

Prior Disclosures

Starton is aware that its CEO appeared on the television program “Unicorn Hunters” on June 7, 2021. During that appearance, the CEO made a number of representations as to Starton’s approach to reformulating drug products to improve efficacy, tolerability and patients’ quality of life. As part of these representations, the CEO raised the specific example of Starton’s investigational reformulation of Revlimid. While Starton believes in the value of its product, it understands that any clinical superiority claims cannot be made absent specific findings from rigorous clinical studies which Starton has not undertaken. The CEO’s comments on the television program were not intended to suggest Starton has conducted such studies; Starton does not have data to support these specific representations and disclaims any representations or purported representations by its CEO which either stated or implied the contrary.

Participants in the Solicitation

Healthwell, Starton, Pubco and their respective directors and executive officers may be deemed participants in the solicitation of proxies of Healthwell’s stockholders in connection with the Transaction. Healthwell’s stockholders and other interested persons may obtain more detailed information regarding the names, affiliations, and interests of certain of Healthwell executive officers and directors in the solicitation by reading Healthwell’s final prospectus filed with the SEC on August 4, 2021 in connection with the IPO, Healthwell’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 3, 2023 and Healthwell’s other filings with the SEC. A list of the names of such directors and executive officers and information regarding their interests in the Transaction, which may, in some cases, be different from those of stockholders generally, are set forth in the Registration Statement relating to the Transaction. These documents can be obtained free of charge from the source indicated above.

No Offer or Solicitation

This communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transaction. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Contacts

Starton Therapeutics

Investors@startontx.com

Healthwell

HealthwellSPAC@edelman.com

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